-------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


-------------------------------------------------------------------------------




                                    FORM 8-K


-------------------------------------------------------------------------------




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 22, 2009


-------------------------------------------------------------------------------




                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)


-------------------------------------------------------------------------------





        Kansas                        1-04721                 48-0457967
(State of Incorporation)      (Commission File Number)     (I.R.S. Employer
                                                          Identification No.)



    6200 Sprint Parkway, Overland Park, Kansas                  66251
     (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (800) 829-0965


          (Former name or former address, if changed since last report)


-------------------------------------------------------------------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


(e) On December 22, 2009,  Sprint Nextel  Corporation (the "Company") and Robert
H. Brust, Chief Financial Officer of the Company, entered into an amendment to Mr. Brust's employment agreement. The amendment is designed to provide certain benefits up to an additional year following the initial two-year term of Mr. Brust's agreement while the Company hires and transitions responsibilities to a new chief financial officer. The amendment provides for:

o contingent on Mr. Brust's continued employment on the dates, a cash bonus of $50,000 as soon as reasonably practicable after the first day of each month beginning on May 1, 2010 and ending on April 1, 2011;

o contingent on his continued employment as of such time, a long term incentive award target opportunity of $3 million to be granted at the same time as long term incentive award grants are made to the Company's other senior executives, allocated equally in value in stock options and restricted stock units all of which will vest on May 1, 2012, subject to compliance with non-compete and non-solicitation covenants that are extended as of the effective date of such grants to 24 months following Mr. Brust's termination;

o the imposition of a six month maximum on Mr. Brust's severance payment period; and

o due to the change in severance payment period, contingent on Mr. Brust's being employed by the Company as of May 1, 2010, vesting on May 1, 2011 of the unvested portion of his Sign-On Option Award and Sign-On RSU Award.

The Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits

The following exhibits are filed with this report:

Exhibit No.                Description

10.1 First Amendment to Amended and Restated Employment Agreement, effective December 22, 2009, between Robert H. Brust and Sprint Nextel Corporation

-------------------------------------------------------------------------------





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SPRINT NEXTEL CORPORATION



Date: December 23, 2009                    /s/ Timothy P. O'Grady
                                           By:    Timothy P. O'Grady
                                                  Assistant Secretary

                                  EXHIBIT INDEX



Number            Exhibit

10.1 First Amendment to Amended and Restated Employment Agreement, effective December 22, 2009, between Robert H. Brust and Sprint Nextel Corporation